UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2018

CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19291	33-0282651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (949) 851-1473

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Amendment and Restatement of CorVel Corporation Restated Omnibus Incentive Plan (Formerly The Restated 1988 Executive Stock Option Plan)

On August 2, 2018, at the 2018 Annual Meeting of Stockholders of CorVel Corporation (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s Restated Omnibus Incentive Plan (Formerly The Restated 1988 Executive Stock Option Plan) (as so amended and restated, the “ Omnibus Plan”) to increase the number of shares of common stock (“Common Stock”) available for grant thereunder over the life of such Omnibus Plan by 500,000 shares, from 19,365,000 shares to 19,865,000 shares, and to effect various other changes thereunder. This amendment and restatement of the Omnibus Plan was previously approved by the Company’s Board of Directors (“Board”), subject to such stockholder approval. The Board approved the Omnibus Plan because it believed that such amendment and restatement is necessary in order to attract and retain talented employees and management. A summary description of the Omnibus Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 22, 2018 in connection with the Annual Meeting of Stockholders held on August 2, 2018.

Structure of the Omnibus Plan

The Omnibus Plan is divided into two separate components: the Discretionary Option Grant Program and the Other Equity Based Awards Program. Under the Discretionary Option Grant Program and the Other Equity Based Awards Program, options and other equity-based awards may be issued to employees, officers, directors, consultants and advisors of the Company (or its parent or subsidiary companies).

The Discretionary Option Grant Program and the Other Equity Based Awards Program are administered by the Compensation Committee of the Board (the “Committee”). The Committee has complete discretion (subject to the provisions of the Omnibus Plan) to authorize option grants and other equity-based awards and to determine the terms of these options and other equity-based awards under these two components of the Omnibus Plan. However, the Board may at any time appoint a secondary committee of two or more Board members to have separate but concurrent authority with the Committee to make option grants and other equity-based awards to individuals other than executive officers and non-employee Board members, and only in a manner that would comply with the requirements of Section 162(m) of the Code. The committee administering the Omnibus Plan will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Omnibus Plan. Subject to the provisions of the Omnibus Plan, the committee administering the Omnibus Plan may change the terms and conditions, or accelerate the exercisability, of an outstanding award. The committee administering the Omnibus Plan has authority to interpret the Omnibus Plan, and establish rules and regulations for the administration of the Omnibus Plan. In addition, the Board at any time may exercise the powers of the committee administering the Omnibus Plan.

Purpose of the Omnibus Plan

The Omnibus Plan is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to the Company’s long-term growth and success, and to encourage such individuals to put forth maximum efforts for the success of the Company’s business. Accordingly, the Company’s officers and other employees, non-employee directors and other consultants and advisors will have the opportunity to acquire a meaningful equity interest, or otherwise increase their equity interest, in the Company through their participation in the Omnibus Plan, thereby aligning the interests of such individuals with the Company’s stockholders.

Shares Subject to the Omnibus Plan

The total number of shares of Common Stock issuable under all equity-based awards over the term of the Omnibus Plan may not exceed 19,865,000 shares. All such shares will be made available either from authorized but unissued Common Stock or from Common Stock reacquired by the Company.

Shares subject to any outstanding options or other equity-based awards under the Omnibus Plan which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the Omnibus Plan that the Company subsequently purchases, at the option exercise or direct issue price paid per share, pursuant to the Company’s purchase rights under the Omnibus Plan will be added back to the number of shares reserved for issuance under the Omnibus Plan and will accordingly be available for subsequent issuance. However, any shares subject to tandem stock appreciation rights that were exercised under the Omnibus Plan will not be available for reissuance.

In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to the class and number of securities issuable (in the aggregate and to each participant) under the Omnibus Plan and to each outstanding option and other equity-based award.

Eligibility

Officers, employees, consultants, advisors, and Board members in the service of the Company or any parent or subsidiary corporation shall be eligible to participate in the Discretionary Option Grant Program and the Other Equity Based Awards Program. Awards under the Omnibus Plan may only be transferred by will or by the laws of descent and distribution, except that options under the Omnibus Plan may also be transferred without consideration to a family member pursuant to the General Instructions to form S-8 under the Securities Act of 1933.

Valuation

For purposes of establishing the option exercise price or the price for other equity-based awards, and for all other valuation purposes under the Omnibus Plan, the fair market value per share of Common Stock on any relevant date under the Omnibus Plan is the closing selling price per share on such date, as quoted on the Nasdaq Stock Market and published in The Wall Street Journal. If there is no reported closing selling price for such date, then the closing selling price for the last previous date for which such quotation exists is used as its fair market value.

Discretionary Option Grant Program

The Committee has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding. Unless otherwise provided in a particular award agreement, the options granted under the Discretionary Option Grant Program generally will have the following terms and conditions:

Price and Exercisability. The exercise price per share for options issued under the Discretionary Option Grant Program may not be less than the fair market value of the Common Stock on the grant date (except in connection with a merger, acquisition or other similar consolidation), and no option may be outstanding for more than ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. The Committee determines the methods in which the exercise price of options awarded under the Omnibus Plan may be paid, which may include cash, shares, other awards or other property (including, to the extent permitted by law, loans to participants), net exercise or a cashless exercise procedure.

Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option for the number of shares which were vested at the time service terminated. The Committee will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s cessation of service.

Acceleration of Options. In the event of an acquisition of the Company by merger or asset sale (“Corporate Transaction”), each option outstanding under the Discretionary Option Grant Program at the time will automatically become exercisable as to all of the option shares immediately prior to the effective date of the Corporate Transaction. However, no acceleration will occur if and to the extent: (i) such option is either to be assumed by the successor corporation or its parent or replaced by a comparable option to purchase shares of the capital stock of the successor corporation or its parent, (ii) such option is to be replaced with a cash incentive program of the successor corporation designed to preserve the difference between the exercise price and the fair market value of the Common Stock at the time of the Corporate Transaction and incorporating the same vesting schedule applicable to the option or (iii) acceleration of such option is subject to other limitations imposed by the Committee at the time of grant. Upon the consummation of any Corporate Transaction, all outstanding options will, to the extent not previously exercised by the optionees or assumed by the successor corporation (or its parent company), terminate and cease to be outstanding.

The Committee will have the discretion to provide for the automatic acceleration of one or more assumed or replaced options which are not otherwise accelerated in connection with the Corporate Transaction, or to provide for automatic vesting of the optionee’s interest in any cash incentive program implemented in replacement of his or her options under the Discretionary Option Grant Program, should the optionee’s employment or service with the successor entity terminate within a designated period following the Corporate Transaction.

Tandem Stock Appreciation Rights. At the Committee’s discretion, options granted under the Discretionary Option Grant Program may be granted with tandem stock appreciation rights. Two types of stock appreciation rights are authorized for issuance: (i) tandem stock appreciation rights which require the option holder to elect between the exercise of the underlying option for shares of Common Stock and the surrender of such option for a share distribution and (ii) prior to July 1, 2006, limited stock appreciation rights which are automatically exercised upon the occurrence of a hostile take-over of the Company.

Tandem stock appreciation rights provide the holders with the right to surrender their option for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value (on the date of surrender) of the shares of Common Stock in which the optionee is at the time vested under the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution shall be made in shares of Common Stock valued at fair market value on the date of surrender.

Prior to July 1, 2006, one or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws were, in the Committee’s discretion, eligible to be granted a limited stock appreciation right as part of any stock option grant made to such officers. Any option with such a limited stock appreciation right will automatically be canceled upon the occurrence of a hostile take-over, to the extent the option is at such time exercisable for vested shares. In return, the optionee will be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the take-over price per share over (ii) the aggregate exercise price payable for such shares.

Outstanding options granted to executive officers under the Omnibus Plan prior to June 15, 1992 provide such individuals with a different form of limited stock appreciation right in the event of a hostile take-over of the Company. Under this latter right, if the optionee is an officer of the Company at the time of such a hostile take-over, such optionee will have a thirty-day period in which to surrender the underlying option in return for a cash distribution from the Company equal to the excess for the take-over price of the shares subject to the surrendered option over the exercise price payable for such shares.

Other Equity Based Awards Program

Free Standing Stock Appreciation Rights. The holder of a free standing stock appreciation right (“SAR”) is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of the Company’s Common Stock over the grant price of the SAR, as determined by the Committee, paid in shares of Common Stock. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee.

Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of the Company’s Common Stock subject to restrictions imposed by the Committee (including, for example, restrictions on transferability or on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Committee. The restrictions, if any, may lapse or be waived separately or collectively, in installments or otherwise, as the Committee may determine. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of the Company’s Common Stock at some future date determined by the Committee. The Committee also may permit accelerated vesting in the case of a participant’s death, disability or retirement, or a change in control. If the participant’s employment or service as a director terminates during the vesting period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the Committee determines that it would be in the Company’s best interest to waive the remaining restrictions.

Performance Awards. Performance awards give participants the right to receive payments in stock or property based solely upon the achievement of certain performance goals during a specified performance period. Subject to the terms of the Omnibus Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms and conditions of any performance award is determined by the Committee. Performance goals must be based solely on one or more of the following business criteria: revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total stockholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. The measure of performance may be set by reference to an absolute standard or a comparison to specified companies or groups of companies, or other external measures, and may be applied at individual or organizational levels.

Dividend Equivalents. The holder of a dividend equivalent will be entitled to receive payments in shares of the Company’s Common Stock, other securities or other property equivalent to the amount of cash dividends paid by the Company to its stockholders, with respect to the number of shares determined by the Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee.

Stock Awards. The Committee may grant unrestricted shares of the Company’s Common Stock, subject to terms and conditions determined by the Committee and the Omnibus Plan limitations.

Acceleration. The Committee may permit accelerated vesting of other equity-based awards upon the occurrence of certain events, including a change in control, regardless of whether the award is assumed, substituted or otherwise continued in effect by the successor corporation.

Special Tax Withholding Election

The Committee may provide participants who hold options or other equity-based awards with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which such individuals become subject in connection with the exercise of those options or the vesting of those shares. Alternatively, the Committee may allow such individuals to deliver previously acquired shares of Common Stock in payment of such withholding tax liability. To the extent necessary to avoid adverse accounting treatment, the number of shares that may be withheld for this purpose shall not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules. If Common Stock is used to satisfy the tax withholding obligations, the stock shall be valued at its fair market value when the tax withholding is required to be made.

Financial Assistance

The Committee may assist any award recipient in the exercise of outstanding options or other equity-based awards under the Omnibus Plan by (a) authorizing a full-recourse interest bearing loan from the Company, (b) permitting the award recipient to pay the exercise or purchase price in installments over a period of years or (c) authorizing a guarantee by the Company of a third-party loan to the award recipient, but in any case only to the extent permissible under Section 402 of the Sarbanes-Oxley Act of 2002. The terms and conditions of any such loan or installment payment will be established by the Committee in its sole discretion, but in no event may the maximum credit extended to the award recipient exceed the aggregate exercise price payable for the purchased shares (less the par value), plus any Federal and state income or employment taxes incurred in connection with the purchase.

Amendment and Termination of the Omnibus Plan

The Board may amend or modify the Omnibus Plan, subject to any required stockholder approval and certain other limitations. The Board may terminate the Omnibus Plan at any time, but the Omnibus Plan will in all events terminate on the earliest of (i) June 30, 2026, (ii) the date all shares available for issuance under the Omnibus Plan are issued or canceled pursuant to the exercise or surrender of options or other awards granted under the Omnibus Plan or (iii) the date all outstanding awards are terminated in connection with a Corporate Transaction. Any options or other awards outstanding at the time of termination of the Omnibus Plan will remain in force in accordance with the provisions of the instruments evidencing such grants.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the text of the Omnibus Plan, which is filed as Exhibit No. 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	CorVel Corporation Restated Omnibus Incentive Plan (Formerly The Restated 1988 Executive Stock Option Plan)

10.2	Form of Stock Option Agreement, Notice of Grant of Stock Option and Notice of Exercise

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION
(Registrant)

Dated: August 8, 2018	/s/ MICHAEL COMBS
Michael Combs
President